Technology in Action

Bringing the benefits of sustainability to all.

MGE ENERGY®

EEI FINANCIAL CONFERENCE

NOVEMBER 2022



sustainability

Disclaimer

This presentation contains summarized information concerning MGE Energy, Inc. ("MGE Energy") and its subsidiaries (principally Madison Gas and Electric Company ("MGE")) and MGE Energy's consolidated business, operations, financial performance and trends. No representation is made that the information in this presentation is complete. For additional information on MGE Energy and its subsidiaries, see MGE Energy's Annual Report on Form 10-K for the year ended December 31, 2021 (the "2021 Form 10-K"), as updated by its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 (the "September 30, 2022 Form 10-Q") filed with the Securities and Exchange Commission (the "SEC"), as well as MGE Energy's other filings with the SEC from time to time. The 2021 Form 10-K, the September 30, 2022 Form 10-Q and other SEC filings are available at the SEC's web site at sec.gov and on MGE Energy's web site at mgeenergy.com. Information contained on MGE Energy's web site (including any such information referred to herein) shall not be deemed incorporated into, or to be a part of, this presentation.

Cautionary Note Regarding Forward-looking Information

All statements in this presentation, other than historical facts, are forward-looking statements (including but not limited to forecasted capital expenditures, expected in-service dates and carbon dioxide projections) that involve risks and uncertainties that are subject to change at any time. Such statements are based upon management's assumptions, expectations and estimates at the time they are made. Specifically, the forecasted capital expenditures are based upon management's assumptions with respect to future events, including the timing and amount of expenditures associated with compliance with environmental compliance initiatives, legislative and regulatory initiatives, customer demand and support for electrification and renewable energy resources, energy conservation initiatives, load growth, the timing of any required regulatory approvals and the adequacy of rate recovery. Additionally, the expected in-service dates are forward looking and therefore subject to significant business, economic, operational and regulatory uncertainties and contingencies, many of which are beyond the control of the company and are based upon assumptions with respect to future decisions, which are subject to change. Various factors could cause actual results, capital expenditures, in-service dates or carbon reduction to be significantly different than those contemplated, estimated or projected in forward-looking statements - especially as they relate to economic conditions, future load growth, revenues, expenses, capital expenditures, financial resources, regulatory matters, and the scope and expense associated with future environmental regulation. Those factors include the assumptions and factors referred to in the statements themselves as well as risk factors described in our 2021 Form 10-K, September 30, 2022 Form 10-Q and other reports filed with the SEC. We caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed, or implied. MGE Energy undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date the date as of which any forward-looking statement is made, except as required by law.

Company Mission and Values

MGE Energy is the parent company of Madison Gas and Electric Company (MGE). MGE is ***your community energy company***, committed to engaging with our customers in different ways to meet their needs and providing safe, reliable, affordable and sustainable energy to power our communities. Your community energy company is investing in a more sustainable future for the benefit of all our customers, investors and employees.

Safety

The safety of our employees, customers and communities is our top priority.

Equity and Engagement

We are committed to equity and inclusion in our service to our customers, in our workplace and in our communities and we value diverse perspectives, ideas and cultures.

We are dedicated to engagement, partnership and collaboration to best serve our customers and communities.


MGE
ENERGY®

Reliability

We invest in our people and in our systems to help ensure top-ranked reliability that helps maintain the economic health and vitality of the communities we serve.

Sustainability

With a commitment to transparency, accountability and continuous improvement, we take a holistic and proactive approach to sustainability practices companywide.

Company Highlights

Diversified Customer Base and Revenue Profile

Resilient Revenue Stream and Customer Base

- Electric service to ~159,000 customers located in the city of Madison and adjacent areas
  - 87% residential; 13% commercial or industrial
  - Accounts for ~69% of regulated revenue
- Natural gas to ~169,000 customers
- 90% residential; 10% commercial or industrial
  - Accounts for ~31% of regulated revenue

Regulated, Highly Visible Growth

Historical 5-Year Regulated PPE(1) CAGR of ~8%

- Forecasted capital investment of ~$810M from 2022 through 2025[3)]
- Premium service territory with constructive regulation
- Forward-looking test years
- Renewable Energy Rider
  - Ability to work cooperatively with large customers to tailor a local renewable energy solution

Strong Financial Profile

Stable Earnings Growth with Strong Balance Sheet

- Predominantly regulated earnings
- Strong liquidity and cash position
- Conservative financial policies that are designed to achieve strong credit quality
- MGE's Credit Ratings (2)
  - S&P: AA- (Stable)
  - Moody's: Aa2 Secured (Stable)
A1 Unsecured (Stable)

Substantial Sustainability Investment

Seeking Net-Zero Carbon by 2050(3)

- Targeting carbon reduction of ≥80% by 2030
- Plan to eliminate coal as energy source by 2035
- Decarbonizing generation fleet by transitioning to clean energy, such as wind and solar
  - Announced projects designed to grow renewables capacity by over 9x from 2015(3)
- Electrifying transportation

(1) Property, plant, and equipment, net
(2) A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time.
(3) Information on this slide contains statements that are forward looking statements that involve risks and uncertainties that are subject to change at any time. See Cautionary Note Regarding Forward Looking Information.

Earnings and Dividends Per Share Growth



Earnings Per Share
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
2016
2017 (1)
2018
2019
2020
2021
5-Year Compound Annual Growth Rate (CAGR): 6.0%



Dividends Per Share
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$-
2016
2017
2018
2019
2020
2021
5-Year Compound Annual Growth Rate (CAGR): 4.7%

(1) 2017 Non-Regulated earnings per share includes one-time tax benefit of $20.4 million, or $0.59 per share, related to tax reform.

Note: In August 2022 MGE's board of directors authorized an increase in quarterly dividend per share to $0.4075 per common share. See slide 24 for additional details.

Corporate Structure

Over 98% of MGE Energy assets are dedicated to regulated and quasi-regulated utility operations


MGE ENERGY
Madison Gas and Electric Company
MGE Transco Investment LLC
MGEE Transco, LLC
MGE Power LLC
MAGAEL, LLC
Central Wisconsin Development Corporation
MGE State Energy Services, LLC (3)
MGE Services, LLC (3)
MGE Power West Campus, LLC
MGE Power Elm Road, LLC
North Mendota Energy & Technology Park, LLC
State Energy Services, LLC (3)
Holds a 3.6% interest in American Transmission Company LLC (1)
Holds a 4.4% interest in ATC Holdco LLC (2)
Regulated Utility
Investment Regulated by FERC
Non-Regulated Energy: Fixed Return Assets
Other Non-Regulated

(1) Owns and operates electric transmission lines in Wisconsin
(2) Transmission development company. Separate from American Transmission Company, LLC
(3) Presently inactive

Attractive Service Territory

The Madison area and Dane County lead the state in population growth. Our service territory is a growing and diverse community of urban, suburban and rural communities.

Home to the flagship University of Wisconsin at Madison

Robust biotech industry and entrepreneurial community

Seat of state government

All contribute to the economic resiliency of our service territory.


Wisconsin
Elroy
Viroqua
Prairie du Chien
Madison Area
MGE Gas/Electric Service
MGE Gas Service

Accelerating Transition Toward Cleaner Energy

Track Record of Increasing Pace of Decarbonization

- MGE's clean energy transition has reduced emissions while maintaining top-ranked electric reliability, strengthening key infrastructure, and providing affordable power to customers
- **2015:** Energy 2030 framework introduced, targeting 40% carbon reduction by 2030
- **2019:** Net-zero carbon by 2050 target announced
- **2020:** Expected carbon reductions updated to at least 65% by 2030
- **2022:** Energy 2030 goal updated to at least 80% carbon reduction by 2030

Foundational Objectives

- Transition MGE to a more environmentally sustainable energy supply
- Provide customers with options they want today and in the future
- Help customers use energy efficiently and manage future costs for all customers
- Provide dynamic electric grid enabling and integrating new energy technologies
- Ensure all customers benefit from new technologies
- Deepen our engagement with the community

Strategies for Deep Decarbonization

- Grow MGE's use of renewable energy and eliminate coal as an energy source
- Further engage customers in energy efficiency
- Electrify transportation and other end uses

Net·Zero
CARBON ELECTRICITY BY 2050



Carbon emissions reduction
baseline
achieved
-20%
-40%
-60%
-80%
-100%
80%
2005
2020
2030
2050

Actual results may differ from projections.

Plan to Eliminate Coal-Fired Generation by 2035

Retiring the coal-fired Columbia Energy Center

In 2022, the target retirement date for both units was updated to June 2026. The revised retirement date reflects tight energy supply conditions in the Midwest power market and supply chain issues that will likely delay commercial operation of renewable energy projects that are pending regulatory approval.

- MGE owns 19% of the facility (216 MW)
- Retirement will eliminate ~2/3 of MGE's ownership of coal-fired generation capacity

MGE, along with co-owner WEC Energy Group, has announced its plan to enhance fuel flexibility at the Oak Creek (Elm Road) Power the Future units, pending approvals

- MGE owns 8.33% of the facility (106 MW)
- Elm Road Units are expected to be fully transitioned away from coal by 2035
- Elm Road repowering will eliminate coal-fired generation from MGE's portfolio of owned resources

Ongoing transition from coal

2026	planned retirement of Columbia Energy Center
2030	coal as backup fuel at Elm Road Generating Station
2035	coal-fired generation eliminated from portfolio

MGE continues to evaluate additional investments in cost-effective, clean energy projects to maintain its top-ranked electric reliability and to achieve its carbon reduction goals.

Rapidly Expanding Clean Energy Portfolio

Planned wind, solar and battery storage resources comprise ~44% of planned capital investment (2022-2025).
Current and proposed clean energy projects will grow MGE's renewables capacity by over 9x since 2015.

In Progress - Regulatory Approval Granted			
Project	**Investment ($M)**	**Nameplate (MW)**	**Estimated In-Service Date**
Red Barn Wind Farm	18	9.2	early 2023
Badger Hollow II Solar	76[a][b]	50	first-half 2023
Paris Solar-Battery	51[a][b]	20 / 11	2023 (c)

Proposed - Regulatory Approval Pending			
Project	**Investment ($M)**	**Nameplate (MW)**	**Estimated In-Service Date**
Darien Solar-Battery	45[a]	25 / 7.5	2024 (c)
Koshkonong Solar-Battery	65[a]	30 / 16.5	2025 (c)

(a) Project cost estimates exclude AFUDC
(b) In 2022, MGE notified the PSCW of increases in projected costs at Badger Hollow II and Paris. The main drivers were increases in the costs of key commodities, labor, and solar modules resulting from supply chain and market disruptions. MGE expects to recover the incremental costs through future rates.
(c) Battery storage timing to be determined



CO2
Carbon reductions
27%
reduction in carbon emissions since 2005
BY 2030
at least 80% reduction in carbon consistent with global climate science
BY 2050
net-zero carbon electricity

MGE's Energy 2030 framework, introduced in 2015, established the following goals:

- **30% renewable energy by 2030**
- **Interim goal of 25% by 2025, which we expect to exceed by year-end 2023**

Focus on Clean Energy & Progress Toward Net-Zero Carbon



Actual and Projected Capital Expenditures
Forecasted
$ Millions
$250
$200
$150
$100
$50
-
$72
$84
$108
$212
$119
$93
$164
$58
$106
$203
$106
$97
$153
$50
$103
$171
$215
$219
$204
2015
2016
2017
2018
2019
2020
2021
2022P
2023P
2024P
2025P
Renewables and Clean Energy Investments
Other Capital Expenditures

- Information on this slide contains statements that are forward looking statements that involve risks and uncertainties that are subject to change at any time.
- See Cautionary Note Regarding Forward-Looking Information at the beginning of this presentation.
- Forecasted and actual capital expenditures do not include AFUDC. Forecasted capital expenditures include future projects which will require MGE to request and obtain approval from the PSCW.

Capital Expenditures Updates

- ✓ Updated capital expenditures forecast to reflect 2022 actuals and added capex forecast for 2025
- ✓ All announced clean energy projects in-tact, reflects delays in COD schedule (including procurement of battery storage components) into future periods.
- ✓ No material changes to utility maintenance capex
- ✓ Includes additional clean energy investments beyond announced in 2024 and 2025

($000's)	2022	2023	2024	2025
2021 Form 10-K Forecasted Capex	$205,100	$238,000	$217,600	
Changes in capex forecast:				
Clean Energy Investment Shift	(39,500)	(23,600)	650	97,500
Other (utility / non-regulated)	5,600	700	250	106,200
2022 Form 10-Q Forecasted Capex	$171,200	$215,100	$218,500	$203,700

- Red Barn: COD early 2023 (previously Dec. 2022)
- Darien[1]: COD 2024 (previously 2023)
- Koshkonong[1]: COD 2025 (previously 2024)

[1] The proposed Darien and Koshkonong Solar-Battery projects are pending PSCW approvals and have not been adjusted to reflect potential increases in costs.

- Information on this slide contains statements that are forward looking statements that involve risks and uncertainties that are subject to change at any time.
- Forecasted and actual capital expenditures do not include AFUDC.
- Forecasted capital expenditures include future projects which will require MGE to request and obtain approval from the PSCW.

ATC Transmission Investment Outlook

- ✓ MGE Energy anticipates material transmission investment opportunities later this decade through ATC
  - MGE Energy holds 3.6% equity ownership interest in ATC
- ✓ MISO Long Range Transmission Plan (LRTP) Tranche 1 Portfolio proposal addresses needs across the entirety of the MISO Midwest region
  - Tranche 1 projects would be incremental to ATC's base case maintenance and interconnection capital expenditures
- ✓ Tranche 1 represents ~$900 million of investment (2022 dollars) for ATC
  - Tranche 1 capital expenditures projected to begin in 2025 and occur primarily in the last few years of this decade



Iron Range
$853M
$595M
MISO
Big Stone South
Cassie's Crossing
Jump River
$575M
MN
$673M
Wilmarth
$718M
Tremval
WI
Columbia
Webster
Morgan Valley
IA

Source: Midcontinent Independent System Operator (MISO). Cost estimates as of 4/6/2022 and are subject to change.

Inflation Reduction Act of 2022 (IRA)

Inflation Reduction Act supports MGE's carbon reduction strategy and increases flexibility toward meeting customer needs for affordable and reliable clean energy resources

✓ **Positioned to deliver material benefits to customers**

- Long-term extension of tax credits aligns with customer demand for additional clean energy
- Reduces both upfront and lifetime cost of generation fleet transition
- Increases efficiency of tax credit monetization
  - Stand-alone storage ITC, solar PTC, extensions to 2032, tax credit transferability
- Supports credit metrics while improving customer affordability

✓ **Incentivizes development of clean energy resources**

- Tax credits reduce cost and increase flexibility for deployment of renewables and energy storage
- May enable a larger backlog of capital investment opportunities
- Encourages acceleration of EV adoption nationally

Constructive Regulatory Environment

Both S&P and Moody's view the Wisconsin regulatory environment as highly credit supportive with timely operating and capital cost recovery, and view MGE's relationship with the Public Service Commission as constructive.

- **Regulatory approvals of utility-scale renewable investments and community solar programs**
  - Utility-Scale: Saratoga Wind, Forward Energy Center Wind, Two Creeks Solar, Badger Hollow I Solar
    - Red Barn Wind, Badger Hollow II Solar , Paris Solar-Battery Park (construction in progress)
  - Community: Renewable Energy Rider and Shared Solar programs
- **Supportive regulatory framework including:**
  - Forward-looking test years
  - Escrow treatment received for transmission, Elm Road Generating Station, pension & OPEB and bad debt expense
  - Historical approval of various expense deferrals
  - Fuel Rules (1% bandwidth) and Gas Cost Recovery Mechanism
  - Current return on 50% of CWIP or 100% AFUDC on major construction projects

PSCW Approved 2022-2023 Rate Case / Filed 2023 Reopener

Approved Settlement Terms ($000's where applicable)	**Test Year 2022**	**Test Year 2023**
Average Electric Rate Base	$1,044,362	$1,159,155(1)
Average Gas Rate Base	$299,319	$312,270
Regulatory Equity Layer	55.63%	55.63%
Authorized ROE	9.80%	9.80%

Electric Rates – 8.81% increase in 2022, 4.38% increase proposed in 2023 limited reopener

- ✓ Driven by increased rate base, including clean energy investments and new customer information system
- ✓ 2023 test year limited reopener filed on April 1, 2022, to include Badger Hollow II, Paris, Red Barn, West Riverside, and accelerated depreciation of Columbia Unit 2
- ✓ Reflects changes in fuel and purchased power costs. Reopener fuel forecast updated prior to PSCW decision.

Gas Rates – 2.15% increase in 2022, 0.96% increase in 2023

- ✓ Driven by increased rate base, including full-year of new customer information system and distribution infrastructure improvements

(1) Average electric rate base filed in MGE's 2023 limited reopener rate case with the PSCW. Awaiting PSCW approval.

Customer Affordability

Average residential electric customer bill as % of Wisconsin median household income



2.05%
1.96%
1.69%
1.53%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
MGE
Wisconsin Peer Average

MGE residential customer bill as a percentage of customer wallet at 1.53% is below the Wisconsin utility peer average of 1.69%

MGE's affordability as percentage of customer wallet has improved 22% since 2011

Sources: Median household income data sourced from Federal Reserve Economic Data (FRED).
Average Residential customer bill sourced from FERC Form 1 filings (2021) of Madison Gas & Electric, Wisconsin Electric Power Co., Wisconsin Public Service Corp., Wisconsin Power & Light Co., Northern States Power-Wisconsin

ESG Summary - Environmental

As your community energy company, MGE recognizes its responsibility to preserve and protect the environment while serving our communities with safe, reliable, affordable and sustainable energy.

Leadership

- MGE was one of the first utilities in the nation to commit to carbon reduction goals consistent with climate science
- Clean energy investments of ~$700M (2015-2025)
- Environmental and Sustainability Policy
- Sustainability Executive Team
- Operations-Wide Environmental Management System
- Smart Grid Infrastructure

Energy Efficiency & Conservation

- Managing demand with smart thermostats
- Smart Water Heater Rewards project
- Conserving energy with MGE's "*On Demand Savings*" program
- Working with Focus on Energy to help educate customers about the value of energy efficiency / conservation
- Exploring residential battery technology

Electrification of Transportation

- Charge@Home pilot program
- Fast-charging hub in the heart of Madison's Capitol East District
- MGE's partnerships with local dealerships
- Working with the City of Madison as part of an ongoing collaboration to electrify the city's bus fleet and enabled fast charging for the first electric fire truck
- MGE's EV fleet goal of 100% all-electric or plug-in hybrid light duty vehicles by 2030

Read More: MGE's Corporate Responsibility and Sustainability Report and EEI Quantitative & Qualitative Templates

ESG Summary - Social

As your community energy company, we consider it part of our responsibility to engage with our customers "where they are." Our commitment to equitable service and to the power of working together drives how we seek to fulfill our mission and strengthen our communities.

Safety / Reliability

- Safety Steering Team – examines safety topics and prioritizes continuous improvement opportunities
- Corporate Safety Commitment – safety vision statement, "We Power Safety"
- Board oversight of safety program
- In 2021 MGE placed first in two main industry reliability metrics – fewest number of outages and shortest duration of outages per customer

Corporate Giving

MGE is committed to helping improve the quality of life for all those we serve

- In the last five years, the MGE Foundation has given more than $7.3M to more than 400 community organizations that preserve the health and vitality of our community
- Employee volunteerism and service

Workforce

- MGE recognizes its impact on human rights and embraces the protection of human rights as a fundamental value. In 2022, MGE's board approved our Statement on Human Rights.
- Career development and training programs to increase job proficiency and to improve decision-making skills
- Tuition reimbursement and college internship program
- Corporate wellness program
- Inclusive, respectful work environment where individuals can achieve their full potential

ESG Summary - Governance

Our Board of Directors has a strong commitment to corporate responsibility and accountability. Community-focused and with a breadth and diversity of experience, board members bring strong effective oversight in their service to MGE and MGE Energy.

Corporate Governance Highlights

- Ten regular full-board meetings each year
- Board tenure – 9 years average
- Board independence: 7 out of the board's 9 directors are independent
  - All members of the Corporate Governance, Audit and Compensation Committees are considered independent
- Periodic board refreshment – 3 new directors since 2018
- No use of corporate funds for contributions to political candidates or campaign committees
- Advancing transparency and disclosure in company operations and governance: MGE participates in EEI's voluntary ESG and sustainability-related reporting templates and submits data to the global environmental impact disclosure platform CDP (Carbon Disclosure Project)

Electric Vehicles and Deep Decarbonization

MGE has been supporting the adoption of alternative fuel vehicles since the launch of its public charging network more than a decade ago and anticipates continued electrification of transportation could drive incremental sales growth over the long term.

Electrification of fleet vehicles

- MGE targets a 100% electric or plug-in hybrid light-duty vehicle fleet by 2030
- Partnership with City of Madison to advance sustainable transportation
  - Secured funding for charging infrastructure, back-up power, rooftop PV system, and federal grant to purchase Madison's first three electric buses
  - Enabled charging for Madison Fire Department's first electric fire truck

Advancing Sustainable Transportation

- New fast-charging hub in downtown Madison's Capitol East District
- PSCW approval of new/expanded EV Tariffs in October 2022:
  - Transition Home Electric Vehicle Charging Pilot (Charge@Home) to a standard tariff offering with proposed modifications based on pilot learnings
  - New EV charging pilots authorized include Apartment and Workplace EV Managed Charging, Fleet EV Charging, and EV Managed Charging Rewards


Net·Zero
CARBON ELECTRICITY BY 2050


ENGINE
COMPANY
8

Transportation accounts for almost 30% of U.S. greenhouse gas emissions MGE is pursuing a multi-pronged strategy to electrify transportation to reduce carbon dioxide emissions and to enable future market growth.

Commitment to Dividends & Shareholder Value

Recent dividend increase was approximately 5%

- Increased dividend in August 2022 for the 47th consecutive year
- Paid dividends for more than 110 years
- Dividend payout ratio in the 50-60% range in recent years
- No dividend payout range targeted
- Dividend flexibility exists

Dividend Considerations

- Capital investment growth opportunities
- Balance sheet and credit ratings
- Projected cash generation and requirements
- Dividend payout ratio / yield consistent with industry and peers

Dividend decisions made by Board of Directors

Company Highlights

Diversified Customer Base and Revenue Profile

Resilient Revenue Stream and Customer Base

- Electric service to ~159,000 customers located in the city of Madison and adjacent areas
  - 87% residential; 13% commercial or industrial
  - Accounts for ~69% of regulated revenue
- Natural gas to ~169,000 customers
- 90% residential; 10% commercial or industrial
  - Accounts for ~31% of regulated revenue

Regulated, Highly Visible Growth

Historical 5-Year Regulated PPE[(1)] CAGR of ~8%

- Forecasted capital investment of ~$810M from 2022 through 2025[(3)]
- Premium service territory with constructive regulation
- Forward-looking test years
- Renewable Energy Rider
  - Ability to work cooperatively with large customers to tailor a local renewable energy solution

Strong Financial Profile

Stable Earnings Growth with Strong Balance Sheet

- Predominantly regulated earnings
- Strong liquidity and cash position
- Conservative financial policies that are designed to achieve strong credit quality
- MGE's Credit Ratings [(2)]
  - S&P: AA- (Stable)
  - Moody's: Aa2 Secured (Stable)
    A1 Unsecured (Stable)

Substantial Sustainability Investment

Seeking Net-Zero Carbon by 2050[(3)]

- Targeting carbon reduction of ≥80% by 2030
- Plan to eliminate coal as energy source by 2035
- Decarbonizing generation fleet by transitioning to clean energy, such as wind and solar
  - Announced projects designed to grow renewables capacity by over 9x from 2015[(3)]
- Electrifying transportation

(1) Property, plant, and equipment, net
(2) A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time.
(3) Information on this slide contains statements that are forward looking statements that involve risks and uncertainties that are subject to change at any time. See Cautionary Note Regarding Forward Looking Information.

Appendix

Strong Credit Ratings (1)

S&P (UTILITY RATINGS)	
Corporate credit	**AA-**
Business risk	**Excellent**
Commercial paper	**A-1+**
Outlook	**Stable**

- Effective management of regulatory risk
- Supportive regulatory environment
- Focus on regulated vertically integrated electric and natural gas distribution operations
- Conservative financial policies that ensure strong credit quality

Source: S&P, October 2022

MOODY'S (UTILITY RATINGS)	
Secured	**Aa2**
Unsecured	**A1**
Commercial paper	**P-1**
Outlook	**Stable**

- Rating reflects a credit supportive regulatory environment
- Healthy financial metrics (CFO pre-WC / Debt)
- Stable rating outlook assumes future prudently incurred investments will be recovered
- Funding will replicate authorized capital structure

Source: Moody's, November 2022

(1) A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time.

Financing and Liquidity

Long-Term Debt

- $75M of long-term debt priced October 2022
  - Dec 2022 funding: $25M 10-year notes (5.43% coupon)
  - Feb 2023 funding: $15M 10-year notes (5.43% coupon)
$35M 12-year notes (5.53% coupon)
- $54.3M long-term debt maturing in 2023 (includes repricing of $19.3M in IRBs)

Strong balance sheet

- Strong liquidity position
- Low leverage relative to peers
- $40M short-term debt balance as of 9/30/2022

Short-Term Liquidity: MGE Energy

- $150M consolidated, committed, syndicated lines of credit
- Termination date – November 2027
- $50M for MGE Energy, with accordion feature to increase up to an additional $25M (if needed)

Short-Term Liquidity: Madison Gas & Electric

- $100M committed, syndicated lines of credit
- $130M authorized by the PSCW
- Termination date – November 2027
- Accordion feature to increase up to an additional $30M (if needed)

Quarterly Diluted EPS by Segment

Three Months Ended September 30


2022
Diluted EPS
$0.76
($0.01)
$0.15
$0.03
($0.00)
$0.93
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy


2021
Diluted EPS
$0.77
($0.01)
$0.15
$0.05
$0.00
$0.97
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy

Amounts by segment may not sum due to rounding

YTD Diluted EPS by Segment


Nine Months Ended September 30
2022
Diluted EPS
$1.53
$0.35
$0.45
$0.13
$0.02
$2.49
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy
2021
Diluted EPS
$1.66
$0.32
$0.44
$0.15
($0.01)
$2.56
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy

Amounts by segment may not sum due to rounding

Strong Track Record of Regulated Asset Growth



$2,000
$1,500
$1,000
$500
$-
Net PP&E + CWIP ($millions)
10-Year Compound Annual Growth Rate (CAGR): 6.5%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
3Q'2022

MGE – YTD Electric & Gas Sales Comparison



Nine Months Ended September 30, 2022
16.0%
12.0%
8.0%
4.0%
0.0%
-4.0%
% change Y/Y
-2.1%
1.0%
0.0%
0.0%
13.1%
Residential Electric
Commercial/Industrial Electric
Other Retail/Municipal Electric
Total Retail Electric
Total Retail Natural Gas

	2022	2021	%
Cooling Degree Days (Normal 690)	784	820	-4.4%
Heating Degree Days (Normal 4,479)	4,723	4,404	7.2%

Electric Utility Mix

Twelve Months Ended December 31, 2021



Electric Revenues
36%
50%
11%
3%
Electric Volumes
26%
52%
17%
5%
Electric Customers
13%
87%
Residential
Commercial
Industrial
Other

Gas Utility Mix

Twelve Months Ended December 31, 2021



Gas Revenues
59%
37%
4%
Gas Volumes
37%
35%
28%
Gas Customers
10%
90%
Residential
Commercial/Industrial
Other

EEI Financial Conference
November 2022

For more information visit:
mgeenergy.com

Ken Frassetto
Director Shareholder Services
and Treasury Management

kfrassetto@mge.com
608-252-4723

P.O. Box 1231
Madison WI 53701-1231

MGE ENERGY®